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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


December 18, 1998
Date of Report

(Earliest Reported
Event is December 10, 1998)

                           PHP HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-16235

           Delaware                                   54-1023168
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or jurisdiction)


11440 Commerce Park Drive
Reston, Virginia                                         20191
(Address of principal                                 (Zip Code)
executive offices)


                                 (703) 758-3600
               Registrant's telephone number, including area code:


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(Former names or former address, if changed since last report)

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Item 5. Other Events
--------------------

As previously reported by PHP Healthcare Corporation (the "Company"), on November 19, 1998, the Company filed in United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2608(JJF), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. In accordance with its Chapter 11 reporting obligations, the Company filed its Initial Reporting Requirements for All Chapter 11 Debtors (the "Initial Report") with the Office of the U.S. Trustee on December 10, 1998. The documents filed with the Initial Report included (i) the annual financial statements of the Company for the fiscal year ended April 30, 1998; (ii) an unaudited balance sheet of the Company dated as of September 30, 1998; (iii) an unaudited income statement of the Company dated as of September 30, 1998; (iv) the most recently filed State and Federal Payroll Tax Returns of the Company; (v) the most recently filed Federal and State Income Tax Returns of the Company; (vi) the State Sales Tax Return of the Company as of October 1998; (vii) proof of establishment of Debtor-in-Possession bank accounts by the Company; and (viii) proof of insurance by the Company. The items listed in paragraphs (i) through
(iii) above are attached with this Current Report on Form 8-K as Exhibit 99.1

On December 15, 1998, the Company and Ambulatory Healthcare Corporation of America ("AHCA") signed a Preliminary Letter of Intent, dated December 7, 1998, to develop a joint plan of reorganization for the Company which would provide for a business combination of AHCA with the Company. On December 16, 1998, the Company also disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.2.
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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits. The following exhibits are furnished as part of this report:

         Exhibit     Description
         -------     -----------

          99.1 Annual financial statements of the Company for fiscal year ended April 30, 1998, a balance sheet for the Company dated as of September 30, 1998 and a statement of income of the Company dated as of September 30, 1998 prepared by PHP Healthcare Corporation.

          99.2 Press Release, dated December 16, 1998, issued by PHP Healthcare Corporation and Ambulatory Healthcare Corporation of America


FORWARD LOOKING STATEMENTS

     This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PHP HEALTHCARE CORPORATION


                                By: /s/ Kenneth H. Weixel
                                   --------------------------------------------
                                   Name:  Kenneth H. Weixel
                                   Title: President and Chief Executive Officer

 Dated:   December 18, 1998